                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         Monthly Noteholder Certificate

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes.  This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.       The following summarizes the Collection Account Disbursement on
         May 21, 2001 pursuant to the Indenture:
                                                                             Total
                                                                         --------------
A.       PAYMENT OF EXPENSES

1.       Amount Transferred to Expense Reserve                            $2,323,364.73

2.       Payment of Trustee's, Collateral Agent's and
         Liquidity Providers' Expenses                                            $0.00

B.       LINE OF CREDIT OR LIQUIDITY ACCOUNT

3.       Payment of interest and principal on Advances
         under Line of Credit Agreement                                           $0.00

4.       Transfer from Liquidity Account to Collection
         Account                                                                  $0.00

5.       Required Liquidity Amount as of close of business
         on  May 21, 2001                                                $61,107,294.43

6.       Amount on deposit in the Liquidity Account as of
         close of business on May 21, 2001                                        $0.00

7.       Amount available under Line of Credit Agreement
         as of close of business on May 21, 2001                         $61,107,294.43

8.       Amount of outstanding Advances under Line of
         Credit Agreement as of close of business on
         May 21, 2001                                                             $0.00

C.       TRANSFERS TO PAYMENT ACCOUNT, LIQUIDITY
         ACCOUNT OR EXPENSE RESERVE

9.       Transfer to Payment Account Re: Monthly
         Deposit Amount 1                                                 $6,217,433.17

10.      Targeted Monthly Deposit Amount multiplied by
         Reinvestment Factor less, to the extent applicable,
         the Premium Provision Refundable Amount                         $12,568,738.12

11.      Shortfall, if any, in the Monthly Deposit Amount
         (No. (10) - (9) )                                                $6,351,304.95

12.      Transfer to Payment Account Re: Payments of
         interest and principal under Line of Credit                              $0.00
         Agreement following a Termination Advance 1

13.      Transfer to Liquidity Account (following a
         Termination Advance under Line of Credit
         Agreement)                                                               $0.00

14.      Transfer to Payment Account Re: Premium
         Provision 1                                                              $0.00

15.      Additional transfer to Expense Reserve                                   $0.00

16.      Transfer to Payment Account re: excess of Base
         Monthly Deposit Amount over Targeted Monthly
         Deposit Amount

17.      Additional Transfers to Payment Account 2                                $0.00

D.       ADDITIONAL PAYMENTS TO LIQUIDITY
         PROVIDERS

18.      Payments of Additional Liquidity Provider Fees
         and/or Supplemental Liquidity Provider Interest
         to Liquidity Providers                                                   $0.00

E.       SCHEDULED AMORTIZATION
         RESERVE ACCOUNT

19.      Transfer to Scheduled Amortization Reserve
         Account

20.      Required Scheduled Amortization Reserve
         Balance as of close of business
         on May 21, 2001                                                $151,752,000.00

21.      Amount on deposit in the Scheduled Amortization
         Reserve Account as of close of business
         on May 21, 2001                                                $152,175,038.22

22.      Amount available under Scheduled Amortization
         Line of Credit Agreement as of close of business
         on May 21, 2001                                                          $0.00

23.      Amount of outstanding Scheduled Amortization
         Advances under Scheduled Line of Credit
         Agreement on May 21, 2001                                                $0.00

F.       TRANSFER TO ISSUER

24.      Release to Issuer                                                        $0.00

-------------------

1    Amounts in No. (9), (12), and (14) and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash.
     In the case of No. (9), any shortfall is set forth in No. (11). In the case of Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and $4,074,661.09, respectively.

2    Consists of voluntary transfer of $0.00.

II.      Principal Balance of Timber Notes and Certain Additional Data With Respect
         to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                                           Per $1,000
                                                                                                          of original
                                                                                                           principal
                                                                              Total                         amount
                                                                         ---------------                  ------------

A.       PRINCIPAL BALANCE

1.       Principal Balance of Timber Notes

         Class A-1 Timber Notes                                          $123,536,544.00                         $768.74

         Class A-2 Timber Notes                                          $243,200,000.00                       $1,000.00

         Class A-3 Timber Notes                                          $463,348,000.00                       $1,000.00
                                                                         ---------------

         Total Principal Balance of Timber Notes                         $830,084,544.00                           N/A

2.       Principal Balance if Timber Notes were paid in
         accordance with Scheduled Amortization

         Class A-1 Timber Notes                                          $123,536,544.00                         $768.74

         Class A-2 Timber Notes                                          $243,200,000.00                       $1,000.00

         Class A-3 Timber Notes                                          $463,348,000.00                       $1,000.00
                                                                         ---------------
         Total Principal Balance if Timber Notes
         were paid in accordance with Scheduled
         Amortization                                                    $830,084,544.00                           N/A

3.       Amount of Amortization, if any, ahead of (or
         behind) Scheduled Amortization (No. (1) - (2), or
         (2) - (1) ) for each Class of Timber Notes

         Class A-1 Timber Notes                                                    $0.00                           $0.00

         Class A-2 Timber Notes                                                    $0.00                           $0.00

         Class A-3 Timber Notes                                                    $0.00                           $0.00

         Total Amount of Amortization, if any, ahead of
         (or behind) Scheduled Amortization                                        $0.00                           N/A

B.       CERTAIN ADDITIONAL DATA WITH RESPECT TO
         AMOUNTS ON DEPOSIT IN THE PAYMENT ACCOUNT

         Investors should note that funds are applied from the Payment Account at six month intervals, on each Note Payment Date.  The following data reflects certain information with respect to amounts on deposit in the Payment Account as of the close of business on the Monthly Deposit Date to which this Monthly Noteholder Certificate relates.  Actual allocations of amounts in the Payment Account to principal, interest and premium will be made only on the next Note Payment Date.  Accordingly, the following data does not necessarily represent, nor is it intended to represent, the actual allocations to principal, interest and premium, or the actual amounts which will be paid, on the next Note Payment Date.

         INVESTORS SHOULD ALSO NOTE THAT THE FOLLOWING DATA IS NOT INTENDED TO REFLECT,
         AND DOES NOT REFLECT, THE PRIORITY OF PAYMENTS ON THE NEXT NOTE PAYMENT DATE.
         THE PRIORITY OF PAYMENTS ON THE NEXT NOTE PAYMENT DATE IS EXPECTED TO BE
         AS FOLLOWS:3 (I)INTEREST (EXCLUDING INTEREST ON PREMIUMS) ON THE TIMBER NOTES,
         (II) MINIMUM PRINCIPAL AMORTIZATION AMOUNT ON THE CLASS ON THE CLASS A-1 TIMBER NOTES,
         (III) DEPLETION AMORTIZATION AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES,
         (IV) INTEREST ON PREMIUMS AND (V) PREPAYMENT PREMIUMS, AND/OR DEFICIENCY PREMIUMS
         AND (VI) SCHEDULED AMORTIZATION AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES.
         TO THE EXTENT THAT THE FUNDS AVAILABLE IN THE PAYMENT ACCOUNT ARE INSUFFICIENT
         TO PAY IN FULL THE SCHEDULED AMORTIZATION AMOUNT ON THE NEXT NOTE PAYMENT DATE,
         THE REMAINDER OF SUCH SCHEDULED AMORTIZATION AMOUNT IS EXPECTED TO BE PAID
         FROM THE SCHEDULED AMORTIZATION RESERVE ACCOUNT.

4.       Payment Account Balance                                          $14,159,338.91                           N/A

5.       Accrued Interest (excluding interest on Premiums)
         to Monthly Deposit Date

         Class A-1 Timber Notes                                            $2,697,214.54                          $16.78

         Class A-2 Timber Notes                                            $5,763,840.00                          $23.70

         Class A-3 Timber Notes                                           $11,908,043.60                          $25.70

6.       Accrued Interest on Premium to Monthly Deposit
         Date

         Class A-1 Timber Notes                                                    $0.00                           $0.00

         Class A-2 Timber Notes                                                    $0.00                           $0.00

         Class A-3 Timber Notes                                                    $0.00                           $0.00

7.       Accrued Prepayment and/or Deficiency Premiums
         to Monthly Deposit Date                                                   $0.00                           N/A

         The accrued Premiums, if any, consist of the
         following:

                          Non-Registration Premiums:

                          Class A-1 Timber Notes                                   $0.00                           $0.00

                          Class A-2 Timber Notes                                   $0.00                           $0.00

                          Class A-3 Timber Notes                                   $0.00                           $0.00

8.       Amount Deposited to Payment Account since
         last Note Payment Date in respect of Prepayment
         Premium Provision less any Prepayment
         Provision Refundable Amounts since last Note
         Payment Date                                                              $0.00                           N/A

9.       Excess of Payment Account Balance over total
         of amounts in Nos. (5) through (8)  (or Deficiency)              ($6,209,759.23)                          N/A

10.      Aggregate Minimum Principal Amortization
         Amount for next Note Payment Date                                         $0.00                           N/A

11.      Excess of Payment Account Balance over
         total of amounts in Nos. (5) through (8) and (10)
         (or Deficiency)                                                  ($6,209,759.23)                          N/A

12.      Aggregate Scheduled Amortization Amount
         expected to be paid on the next Note Payment
         Date from the Payment Account and/or the
         Scheduled Amortization Reserve Account                            $3,212,821.00                           N/A

-----------------

3        If a Line of Credit  Acceleration has occurred or an Acceleration Event under the
         Line of Credit exists on the Note Payment Date, all amounts owing to the Liquidity
         Providers (other than any Additional Liquidity Provider Fees and any Supplemental
         Liquidity Provider Interest) must be paid in full from the Payment Account before any other amounts may be paid from the Payment Account.  In addition, if there has been a Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding Advances under the Line of Credit will be paid from the Payment Account.  No circumstance currently exists which would require any payments to the Liquidity Providers from the Payment
         Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment Date.  Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note
         Payment Date.

III.     Prevailing SBE Price Data for the Monthly Period preceding the
         Monthly Deposit Date

Old Growth Redwood                                                $         969/mbf

Young Growth Redwood                                              $         969/mbf

Old Growth Douglas Fir                                            $         329/mbf

Young Growth Douglas Fir                                          $         329/mbf

Whitewoods                                                        $         149/mbf

Note:      Assumes an average size-quality category of 2.0 and the following harvest method percentages:
           Cat - 35%; Short-span skyline - 55%; Long-span skyline - 5%; and Helicopter - 5%